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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             ____________________


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 10, 1998

                             ____________________


                          EXTENDED STAY AMERICA, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-27360                  36-3996573
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)           Number)             Identification No.)


                           450 E. Las Olas Boulevard
                         Ft. Lauderdale, Florida  33301
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (954) 713-1600


                             ____________________


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Item 5.   Other Events.

     On March 10, 1998, Extended Stay America, Inc. (the "Company") completed a private placement of $200 million of 9.15% Senior Subordinated Notes due March 15, 2008 (the "Notes"). The Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption therefrom.

     The Company issued a news release announcing the offering of the Notes. A copy of the news release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
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     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EXTENDED STAY AMERICA, INC.



                                By: /s/ Robert A. Brannon
                                   --------------------------------------
                                   Robert A. Brannon
                                   Senior Vice President, Chief
                                   Financial Officer, Secretary and
                                   Treasurer
Dated: March 16, 1998
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                          EXTENDED STAY AMERICA, INC.
                          ---------------------------

                                 Exhibit Index
                                 -------------

Exhibit
Number                 Description of Exhibit
------                 ----------------------
 99.1      News release dated March 10, 1998 by Extended Stay America, Inc.